EXECUTION VERSION US-DOCS\145063127.8 AMENDED AND RESTATED PLEDGE AND COLLATERAL AGREEMENT dated as of September 19, 2023, among BIRD RIDES, INC., as Borrower, BIRD GLOBAL, INC., as Parent, the other Credit Parties party hereto, as Grantors, and MIDCAP FINANCIAL TRUST, as Collateral Agent

-i- US-DOCS\145063127.8 TABLE OF CONTENTS ARTICLE I DEFINITIONS SECTION 1.01. Defined Terms ...............................................................................................1 SECTION 1.02. Other Defined Terms .....................................................................................2 ARTICLE II PLEDGE OF SECURITIES SECTION 2.01. Pledge.............................................................................................................6 SECTION 2.02. Delivery of the Pledged Collateral.................................................................7 SECTION 2.03. Representations, Warranties and Covenants..................................................8 SECTION 2.04. Registration in Nominee Name; Denominations ...........................................9 SECTION 2.05. Voting Rights; Dividends and Interest...........................................................9 SECTION 2.06. Article 8 Opt-In............................................................................................10 ARTICLE III SECURITY INTERESTS IN PERSONAL PROPERTY SECTION 3.01. Security Interest ...........................................................................................11 SECTION 3.02. Representations and Warranties...................................................................12 SECTION 3.03. Covenants.....................................................................................................13 SECTION 3.04 Other Actions...............................................................................................15 SECTION 3.05. Covenants Regarding Patent, Trademark and Copyright Collateral............15 ARTICLE IV REMEDIES SECTION 4.01. Remedies upon Default................................................................................16 SECTION 4.02. Securities Act ...............................................................................................18 SECTION 4.03. Grant of License to Use Intellectual Property .............................................18 ARTICLE V MISCELLANEOUS SECTION 5.01. Notices. ........................................................................................................19 SECTION 5.02. Waivers; Amendment ..................................................................................19 SECTION 5.03. Collateral Agent’s Fees and Expenses; Indemnification .............................19 SECTION 5.04. Successors and Assigns ...............................................................................20 SECTION 5.05. Survival of Agreement.................................................................................20 SECTION 5.06. Counterparts; Effectiveness; Several Agreement ........................................20 SECTION 5.07. Severability ..................................................................................................20

-ii- US-DOCS\145063127.8 SECTION 5.08. Right of Set-off ............................................................................................21 SECTION 5.09. Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent ..................................................21 SECTION 5.10. WAIVER OF JURY TRIAL........................................................................22 SECTION 5.11. Headings ......................................................................................................22 SECTION 5.12. Security Interest Absolute............................................................................22 SECTION 5.13. Termination or Release ................................................................................22 SECTION 5.14. Additional Subsidiaries................................................................................22 SECTION 5.15. Collateral Agent Appointed Attorney-in-Fact .............................................23 SECTION 5.16. Amendment and Restatement ......................................................................23

-iii- US-DOCS\145063127.8 Schedules Schedule I Pledged Equity Interests; Pledged Debt Securities Schedule II Intellectual Property Schedule III Grantor Information Schedule IV Commercial Tort Claims Exhibits Exhibit I Form of Copyright Security Agreement Exhibit II Form of Patent Security Agreement Exhibit III Form of Trademark Security Agreement

US-DOCS\145063127.8 AMENDED AND RESTATED PLEDGE AND COLLATERAL AGREEMENT dated as of September 19, 2023 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) among Bird Rides, Inc., a Delaware corporation (“Borrower”), Bird Global, Inc. (“Parent”), certain Affiliates of the Borrower party hereto (collectively, together with the Borrower and Parent, the “Grantors”), and MidCap Financial Trust, as Administrative Agent and as collateral agent on behalf of the Secured Parties (in such capacity, the “Collateral Agent”). Reference is made to (i) that certain Loan and Security Agreement dated as of April 27, 2021 (as amended, amended and restated, supplemented or modified from time to time, the “Existing Credit Agreement”) among Bird US Opco, LLC as borrower, Bird US Holdco, LLC, as holdco guarantor, and MidCap Financial Trust, as Administrative Agent (in such capacity, the “Administrative Agent”), (ii) that certain Guarantee, dated as of April 27, 2021 (as amended, amended and restated, supplemented or modified from time to time, the “Existing Collateral Agreement”) among Bird US Holdco, LLC (in such capacity, the “Existing Grantor”) and the Collateral Agent. WHEREAS, the parties to the Existing Credit Agreement have agreed to amend, restate, supersede and replace the Existing Credit Agreement in its entirety and in connection therewith have entered into that certain Amended and Restated Loan Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of the date hereof, by and among the Borrower, Parent, the other Credit Parties from time to time party thereto, the Lenders (as defined therein), the Administrative Agent and the other parties party thereto, which Credit Agreement provides for extensions of credit and other financial accommodations by the Lenders to the Borrower subject to the terms and conditions set forth in the Credit Agreement; WHEREAS, each Grantor party hereto is an Affiliate of the Borrower and has guaranteed the obligations of the Borrower under the Credit Agreement pursuant to the Amended and Restated Guaranty dated as of the date hereof (as amended, supplemented or modified from time to time, the “Guaranty”); and WHEREAS, each Grantor will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to enter into that certain Credit Agreement and to extend such credit as contemplated thereunder. Furthermore, the Existing Grantor wishes to amend, restate, supersede and replace the terms of the Existing Collateral Agreement in their entirety by the terms and provisions of this Agreement. It is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities of the parties under the Existing Collateral Agreement or the Existing Credit Agreement, but that this Agreement amend and restate in its entirety the Existing Collateral Agreement and re-evidence the obligations and liabilities of the Existing Grantor outstanding thereunder, which shall be set forth in accordance with the terms hereof. NOW, THEREFORE, the parties hereto agree as follows: ARTICLE I Definitions SECTION 1.01. Defined Terms. (a) Each capitalized term used but not defined herein shall have the meaning assigned thereto in the Credit Agreement; provided that each term defined in the New York UCC (as defined herein) and not defined in this Agreement or the Credit Agreement shall have the meaning specified in the New York UCC. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

-2- US-DOCS\145063127.8 (b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement, mutatis mutandis. SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “Account Debtor” means any Person that is or may become obligated to any Grantor under, with respect to or on account of an Account, Chattel Paper or General Intangible. “Agreement” has the meaning assigned to such term in the preamble to this Agreement. “Article 9 Collateral” has the meaning assigned to such term in Section 3.01. “Bird Canada Collateral Release Event” means the delivery by the Parent or the Borrower to the Collateral Agent of a written notice and evidence reasonably satisfactory to the Collateral Agent that Parent shall have received no less than $9,600,000 of cash and Cash Equivalents from the proceeds from the issuance of its Equity Interests or Notes (other than Disqualified Equity Interests) on or before December 31, 2023. “Borrower” has the meaning assigned to such term in the preamble to this Agreement. “CFC” means any Person that is a “controlled foreign corporation” within the meaning of Section 957 of the Code. “Collateral” means Article 9 Collateral and Pledged Collateral. “Collateral Agent” has the meaning assigned to such term in the preamble to this Agreement. “Copyright License” means any written agreement, now or hereafter in effect, granting to any Person any right under any Copyright now or hereafter owned by any other Person or that such other Person otherwise has the right to license, and all rights of any such Person under any such agreement. “Copyright Security Agreement” means the short-form Copyright Security Agreement substantially in the form of Exhibit I hereto. “Copyrights” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country or jurisdiction, whether as author, assignee, transferee or otherwise; (b) all registrations and applications for registration of any such copyrights in the United States, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including those set forth on Schedule II hereto; and (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing. “Credit Agreement” has the meaning assigned to such term in the preamble to this Agreement. “Deposit Account Control Agreement” means, with respect to any Deposit Account constituting Collateral of any Grantor, a control agreement or similar agreement, in form and substance reasonably satisfactory to the Collateral Agent, among such Grantor, the bank or other financial institution

-3- US-DOCS\145063127.8 that maintains such Deposit Account and the Collateral Agent with respect to the Collateral Agent’s control of such Deposit Account. “Deposit Accounts” shall have the meaning set forth in Article 9 of the UCC. “Domestic Subsidiary” means any Subsidiary organized under the laws of any political subdivision of the United States. "Dutch Pledge" means the deed of pledge over registered shares in the capital of Bird Rides Europe B.V., by Bird Rides International Holding, Inc. as pledgor, Bird Rides Europe B.V. as company and the Collateral Agent as pledgee. “Excluded Accounts” means (i) Deposit Accounts used exclusively for trust, payroll, taxes and other employee wage or employee benefit payments to or for the benefit of any Grantor’s employees, (ii) Deposit Accounts in which the amount on deposit does not exceed (a) for all Deposit Accounts, $100,000 in any single Deposit Account, and (b) for all Deposit Accounts, $500,000 in the aggregate in all such Deposit Accounts at any time for all Grantors, (iii) zero balance accounts and (iv) any fiduciary or trust accounts, in each case solely to the extent such accounts contain only amounts designated for fiduciary or trust liabilities to third parties. “Excluded Assets” means: (a) any assets of Skinny Labs, Inc., to the extent security interests in such assets are prohibited or restricted under the terms of that certain secured promissory note issued by Parent to Tier Mobility SE, a company incorporated in Germany with registered number HRB 236551 B, on the date hereof (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9- 406, 9-407, 9-408, or 9-409 of the UCC (or any successor provision or provisions) so long as such restrictions or prohibitions are in effect, (b) at all times from and after the Bird Canada Collateral Release Event, Equity Interests in Bird Canada Scooters Inc., (c) any Equity Interest in a Foreign Subsidiary Holding Company or an Excluded Foreign Subsidiary in excess of 65% of the issued and outstanding Equity Interests of such Subsidiary entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)), and 100% of the issued and outstanding Equity Interests of such Subsidiary not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)), (d) any governmental licenses or state or local franchises, charters and authorizations, to the extent security interests in such licenses, franchises, charters or authorizations are prohibited or restricted thereby (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408, or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity, in each case, unless preempted) so long as such restrictions or prohibitions are in effect, (e) any lease, license or agreement or any property subject to such agreement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or create a right of termination in favor of any other party thereto or otherwise require consent thereunder (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9- 407, 9-408, or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity, in each case, unless preempted) so long as such restrictions

-4- US-DOCS\145063127.8 or prohibitions are in effect and such lease, license or agreement was not entered into in contemplation of circumventing any obligation to secure the Secured Obligations, (f) any assets or property to the extent granting, creating or perfecting a pledge, security interest or Lien on such asset or property is prohibited or restricted by applicable law, order or regulation (including, without limitation, any requirement to obtain the consent or approval of any governmental authority or third Person); provided that the foregoing exclusions in this clause (f) shall in no way be construed to apply to the extent that the prohibition is unenforceable under Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity, in each case, unless preempted; provided, further, that the assets or property described in the foregoing clauses (d), (e), and (f) shall constitute “Excluded Assets” only to the extent and for so long as such applicable licenses, franchises, charters, authorizations, laws, orders or regulations validly prohibit the creation of a Lien on such asset or property in favor of Collateral Agent, or the grant of a security interest in such lease, license or agreement or such property subject to such agreement would violate or invalidate such lease, license or agreement or create a right of termination in favor of any other party thereto or otherwise require consent thereunder, as applicable, and, upon the termination of such prohibition (by any manner), such property shall cease to constitute “Excluded Assets” under clause (b), (c), or (d) hereof, as applicable, (g) any asset or property with respect to which the Collateral Agent and the applicable Grantor mutually determine that the costs of obtaining a security interest or Lien therein is excessive in relation to the practical benefit to the Lenders of the security afforded thereby, (h) any assets or property to the extent a security interest or Lien in such assets or property could reasonably be expected to result in materially adverse tax consequences, as reasonably determined by the applicable Grantor and the Collateral Agent, (i) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law, (j) any assets or property not located in the United States that require action under the law of any jurisdiction not located in the United States to create or perfect a security interest or Lien in such asset or property, including any intellectual property registered in any non-United States jurisdiction (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any non-United States jurisdiction), (k) motor vehicles, airplanes, and other assets subject to certificates of title (excluding, for the avoidance of doubt, any electronic scooter vehicles or scooters), and (l) any particular asset or right under contract, if the pledge thereof or the security interest therein is prohibited or restricted by a third party (so long as any agreement with such third party that provides for such prohibition or restriction was not entered into in contemplation of the acquisition of such assets or for the purpose of creating such prohibition or restriction); provided, that the foregoing exclusions in this clause (m) shall in no way be construed to apply to the extent that the prohibition is unenforceable under Sections 9-406, 9-407, 9-408, or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity (in each case, unless preempted).

-5- US-DOCS\145063127.8 “Excluded Foreign Subsidiary” means a Subsidiary of a Grantor that is: (a) a Foreign Subsidiary; or (b) owned directly or indirectly by a Foreign Subsidiary or by a Foreign Subsidiary Holding Company, irrespective of whether it is a Domestic Subsidiary or a Foreign Subsidiary. “Federal Securities Laws” has the meaning assigned to such term in Section 4.02. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “Foreign Subsidiary Holding Company” means any direct or indirect Subsidiary of any Grantor, all or substantially all of the assets of which consist of, directly or indirectly, the Equity Interests in one or more CFCs and any of such CFCs’ Subsidiaries, and/or debt or accounts receivable owed by CFCs and/or such CFC’s Subsidiaries or are treated as owed by any such Subsidiaries for U.S. federal income tax purposes. “Grantors” means (i) Borrower, (ii) Parent, (iii) Bird US Holdco, LLC, a Delaware corporation, (iv) Bird US Opco, LLC, a Delaware limited liability company, (v) Bird Rides International Holding, Inc., a Delaware corporation, (vi) Bird Treasury Holdco, LLC, a Delaware limited liability company, (vii) Scoot Rides, Inc., a Delaware corporation, (viii) Bird Rides Holdings (US), LLC, a Delaware limited liability company, and (ix) any other Subsidiary, whether now existing or hereafter formed or acquired, which becomes party to this Agreement from time to time in accordance with the terms hereof. “Intellectual Property” means, with respect to any Person, all intellectual property of every kind and nature, whether now or hereafter owned or licensed by any such Person, including inventions, designs, Patents, Copyrights, Trademarks and Licenses, trade secrets and know-how, domain names, confidential or proprietary technical, business or other information, and software and databases. “License” means any Patent License, Trademark License or Copyright License. “New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York. “Patent License” means any written agreement, now or hereafter in effect, granting to any Person any right to manufacture, use or sell any invention claimed in a Patent, now or hereafter owned by any other Person or that any other Person now or hereafter otherwise has the right to license, and all rights of any such Person under any such agreement. “Patent Security Agreement” means the short-form Patent Security Agreement substantially in the form of Exhibit II hereto. “Patents” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all letters patent of the United States, and all applications for letters patent of the United States or any other country or jurisdiction, including those listed on Schedule II hereto; (b) all provisionals, reissues, extensions, continuations, divisions, continuations-in-part, reexaminations or revisions thereof, and the inventions disclosed or claimed therein; and (c) all claims for, and rights to sue for, past or future infringements of any of the foregoing. “Pledged Collateral” has the meaning assigned to such term in Section 2.01. “Pledged Debt Securities” has the meaning assigned to such term in Section 2.01. “Pledged Equity Interests” has the meaning assigned to such term in Section 2.01.

-6- US-DOCS\145063127.8 “Pledged Securities” means any promissory notes, stock certificates, unit certificates, limited liability membership certificates or other securities (to the extent certificated) now or hereafter included in the Pledged Collateral. “Security Interest” has the meaning assigned to such term in Section 3.01(a). “Termination Date” means the date on which the Loans and all other Borrower Obligations have been repaid and satisfied in full. “Trademark License” means any written agreement, now or hereafter in effect, granting to any Person any right to use any Trademark now or hereafter owned by any other Person or that any other Person otherwise has the right to license and all rights of any such Person under any such agreement. “Trademark Security Agreement” means the short-form Trademark Security Agreement substantially in the form of Exhibit III hereto. “Trademarks” means, with respect to any Person, all of the following now owned or hereafter acquired by such Person: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, in each case subject to trademark laws of the United States or any other country or jurisdiction, now existing or hereafter adopted or acquired, all registrations therefor, and all registrations and applications filed in connection therewith, including registrations and applications in the United States Patent and Trademark Office, and all renewals thereof; (b) all goodwill associated with or symbolized by the foregoing; and (c) all claims for, and rights to sue for, past or future infringements, dilutions or other violations of any of the foregoing. “UCC” shall mean the New York UCC; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection, effect of perfection, non-perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection, non- perfection or priority and for purposes of definitions relating to such provisions. “Warehouse Liens” mean the Liens evidenced by the UCC-1 financing statement with file number 19-7692771918 naming Bird Rides, Inc. as the debtor and E&S International Enterprises, Inc. as the secured party. ARTICLE II Pledge of Securities SECTION 2.01. Pledge. As security for the performance by each Grantor of all the terms, covenants and agreements on the part of such Grantor to be performed under the Transaction Documents (the “Secured Obligations”), each Grantor hereby pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in, all of its right, title and interest in, to and under: (a) (i) Equity Interests owned by such Grantor on the date hereof, including those listed opposite the name of such Grantor on Schedule I hereto, (ii) any other Equity Interests obtained in

-7- US-DOCS\145063127.8 the future by such Grantor and (iii) the certificates or other instruments representing all such Equity Interests (if any) together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank (collectively, the “Pledged Equity Interests”) and (iv) with respect to Equity Interests of a limited liability company, all management rights, all voting rights, any interest in any capital account of a member in such limited liability company, all rights as and to become a member of the limited liability company, all rights of such Grantor under any shareholder or voting trust agreement or similar agreement in respect of such limited liability company, all of such Grantor’s right, title and interest as a member to any and all assets or properties of such limited liability company, and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing, and (y) with respect to Equity Interests of a partnership, all management rights, all voting rights, any interest in any capital account of a partner in such partnership, all rights as and to become a partner of such partnership, all of such Grantor’s rights, title and interest as a partner to any and all assets or properties of such partnership, and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing (collectively, the “Pledged Equity Interests”); (b) (i) the debt securities owned by such Grantor on the date hereof, including those listed opposite the name of such Grantor on Schedule I hereto, (ii) any debt securities in the future issued to or otherwise acquired by such Grantor and (iii) the promissory notes and any other instruments evidencing all such debt securities (collectively, the “Pledged Debt Securities”); provided that, such Pledged Debt Securities shall not include any Pledged Debt Securities constituting Excluded Assets; (c) all other property of such Grantor that may be pledged and delivered to the Collateral Agent pursuant to the terms of this Section 2.01 and Section 2.02; (d) subject to Section 2.05, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (e) subject to Section 2.05, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing to the extent such Proceeds would constitute property referred to in clauses (a) through (e) above (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”). Notwithstanding the foregoing, in no event shall the pledge and security interest under this Section 2.01 attach to any Excluded Asset. SECTION 2.02. Delivery of the Pledged Collateral. (a) Grantor agrees to deliver or cause to be delivered to the Collateral Agent (i) within ten (10) days after the date Grantor becomes party to this Agreement, any certificates representing or evidencing Pledged Securities constituting certificated securities owned by such Grantor on the date such Grantor becomes party to this Agreement, and (ii) promptly (and in any event within thirty (30) days after the acquisition thereof by the applicable Grantor or such longer period agreed to by the Collateral Agent in its reasonable discretion) after the acquisition thereof, any certificates representing or evidencing Pledged Collateral acquired by such Grantor after the date such Grantor becomes party to this Agreement. (b) Except as otherwise addressed in Section 3.03(b) herein, promptly (and in any event within thirty (30) days after the acquisition thereof by the applicable Grantor or such longer period agreed to by the Collateral Agent in its reasonable discretion), after the later of (x) receipt thereof by such

-8- US-DOCS\145063127.8 Grantor or (y) the date such Grantor becomes party to this Agreement (whether on the date hereof or pursuant to Section 5.14)), each Grantor will cause any Pledged Debt Securities owed to such Grantor by any Person in a principal amount of $1,000,000 or more that is evidenced by a duly executed promissory note to be delivered to the Collateral Agent pursuant to the terms hereof. (c) Upon delivery to the Collateral Agent, (i) any certificate or promissory note representing Pledged Securities required to be delivered to the Collateral Agent pursuant to this Agreement shall be accompanied by undated stock or note powers, as applicable, duly executed in blank or other undated instruments of transfer duly executed in blank and reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral required to be delivered to the Collateral Agent pursuant to this Agreement shall be accompanied by undated proper instruments of assignment duly executed in blank by the applicable Grantor and such other instruments and documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities required to be delivered to the Collateral Agent pursuant to this Agreement shall be accompanied by a schedule describing such Pledged Securities, which schedule shall be deemed attached to, and shall supplement, Schedule III hereto and be made a part hereof; provided that failure to provide any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered. SECTION 2.03. Representations, Warranties and Covenants. The Grantors, jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that: (a) As of the Closing Date, Schedule I hereto sets forth a true and complete list, with respect to each Grantor; (i) all the Pledged Equity Interests owned by such Grantor and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by such Grantor and (ii) all the Pledged Debt Securities owned by such Grantor evidencing debt for borrowed money with a value in excess of $1,000,000; (b) (i) the Pledged Equity Interests have been duly and validly authorized and issued by the issuers thereof (if applicable) and (ii) the Pledged Equity Interests (if applicable) are fully paid and nonassessable; provided that the foregoing representations are made to the knowledge of the Grantors; (c) except for the security interests granted hereunder and under any other Transaction Documents, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities, (ii) holds the same free and clear of all Liens, other than Liens permitted pursuant to the Credit Agreement and the Warehouse Liens and transfers made in compliance with the Credit Agreement, (iii) will make no further assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens permitted pursuant to the Credit Agreement and the Warehouse Liens and transfers made in compliance with the Credit Agreement, and (iv) will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than the Liens created by this Agreement and the other Transaction Documents, Liens permitted pursuant to the Credit Agreement and the Warehouse Liens), however arising, of all Persons whomsoever; (d) except for restrictions and limitations imposed or permitted by the Transaction Documents, contracts and agreements permitted by the Credit Agreement, or securities laws generally, the Pledged Equity Interests are and will continue to be freely transferable and assignable, and none of the Pledged Equity Interests are or will be subject to any option, right of first refusal, shareholders agreement or organizational document provisions of any nature that would prohibit, impair, delay or otherwise affect in any manner adverse to the Secured Parties in any material respect the pledge of such Pledged Collateral

-9- US-DOCS\145063127.8 hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder; (e) each of the Grantors has the organizational power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated; (f) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities, free of any adverse claims (except for Liens permitted by the Credit Agreement), under the New York UCC to the extent such lien and security interest may be created and perfected under the New York UCC, as security for the payment and performance of the Secured Obligations; and (g) subject to the terms of this Agreement and to the extent permitted by applicable law, each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, it will comply with the instructions of the Collateral Agent with respect to the Equity Interests in such Grantor that constitute Pledged Equity Interests hereunder that are not certificated without further consent by the applicable owner or holder of such Equity Interests. SECTION 2.04. Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and is continuing, the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent or in its own name as pledgee or in the name of its nominee (as pledgee or as sub-agent), and such Grantor will promptly give to the Collateral Agent copies of any notices or other written communications received by it with respect to Pledged Securities registered in the name of such Grantor. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any reasonable purpose consistent with this Agreement. SECTION 2.05. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred: (i) each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Transaction Documents; (ii) the Collateral Agent shall promptly execute and deliver to each Grantor, or cause to be promptly executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section; and (iii) each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and are otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Transaction Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity Interests or Pledged Debt Securities, whether resulting from a subdivision, combination or

-10- US-DOCS\145063127.8 reclassification of the outstanding Equity Interests in the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral and, if received by any Grantor, shall be held for the benefit of the Collateral Agent and the other Secured Parties. (b) Upon written notice by the Administrative Agent to the Borrower after the occurrence and during the continuance of an Event of Default, all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.05 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions; provided that, the Collateral Agent shall have the right from time to time following the occurrence and during the continuance of an Event of Default to permit the Grantors to exercise such rights. All dividends, interest, principal or other distributions received by any Grantor upon the occurrence and during the continuance of an Event of Default contrary to the provisions of this Section 2.05 shall be held for the benefit of the Collateral Agent and the other Secured Parties and shall be segregated from other property or funds of such Grantor. Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of the Credit Agreement. After all Events of Default have been cured or waived, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.05 and that remain in such account. (c) Upon written notice by the Administrative Agent to the Borrower after the occurrence and during the continuance of an Event of Default, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.05, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.05, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived, all rights vested in the Collateral Agent pursuant to this paragraph (c) shall automatically cease, and the Grantors shall automatically have the exclusive right to exercise the voting and consensual rights and powers they would otherwise be entitled to exercise pursuant to paragraph (a)(i) of this Section 2.05. (d) Any notice given by the Collateral Agent to the Grantors suspending their rights under clause (a) of this Section 2.05 (i) shall be given in accordance with Section 14.02 of the Credit Agreement, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under clause (a)(i) or clause (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights; provided that the Collateral Agent may only provide any such notice if an Event of Default has occurred and is continuing. SECTION 2.06. Article 8 Opt-In. No Grantor shall take any action to cause any membership interest, partnership interest, or other equity interest of any limited liability company or limited partnership owned or controlled by any Grantor comprising Collateral to be or become a “security” within the meaning of, or to be governed by Article 8 of the UCC as in effect under the laws of any state having jurisdiction and shall not cause or permit any such limited liability company or limited partnership to “opt

-11- US-DOCS\145063127.8 in” or to take any other action seeking to establish any membership interest, partnership interest or other equity interest of such limited liability company or limited partnership comprising the Collateral as a “security” or to become certificated, in each case, without delivering all certificates evidencing such interest to the Collateral Agent in accordance with and as required by Section 2.02. SECTION 2.07. ULCs. Notwithstanding anything else contained in this Agreement or any other agreement among all or some of the parties, each Grantor is and shall remain the sole registered and beneficial owner of all Collateral that consists of shares of an unlimited company, an unlimited liability company or an unlimited liability corporation incorporated pursuant to, or otherwise governed by, the laws of any province of Canada (a “ULC”) until such time as the shares of the ULC (the “ULC Shares”) are transferred to the Collateral Agent or its nominee on the books and records of the ULC. Until then, the Grantor shall receive, for its own account, any dividends or other distributions in respect of ULC Shares that are Collateral and may vote such ULC Shares and control the direction, management and policies of any ULC to the same extent as it would if such ULC Shares were not pledged to the Collateral Agent. Nothing in this Agreement or any other agreement among all or some of the parties is intended to, or shall, constitute the Collateral Agent, a member or shareholder of a ULC for the purposes of the Companies Act (Nova Scotia), the Business Corporations Act (Ontario) or the Business Corporations Act (Alberta) until such time as notice is given by the Collateral Agent (at the direction of the Required Lenders) to the Grantor and further steps are taken, at the request and direction of the Collateral Agent (at the direction of the Required Lender), to register the Collateral Agent or its nominee as the holder of such ULC Shares. If any provision of this Agreement would have the effect of constituting the Collateral Agent a member or shareholder of a ULC prior to such time, that provision shall be severed from this Agreement and ineffective with respect to shares of such ULC without otherwise invalidating or rendering unenforceable this Agreement as it relates to all other Collateral. SECTION 2.08. Parallel Debt. For the purpose of taking and ensuring the continuing validity and enforceability of the security created under the Dutch Pledge, each Grantor hereby agrees and covenants with the Collateral Agent that it shall pay to the Collateral Agent an amount equal to, and in the currency of, any sums owing by it to a Secured Party under any Transaction Document (the “Principal Obligations”) as and when the same fall due for payment under the relevant Transaction Document (the “Parallel Debt”). The Parallel Debt will become due and payable as and when one or more of the Principal Obligations of the Grantor becomes due and payable. Notwithstanding anything to the contrary in any Transaction Document, the Collateral Agent shall have its own independent right to demand payment of the Parallel Debt by the Secured Parties and the Collateral Agent acts in its own name and not as a trustee, and its claims in respect of the Parallel Debt shall not be held on trust. The rights of the Secured Parties to receive payment of the Principal Obligations are several from the rights of the Collateral Agent to receive payment of the Parallel Debt; provided that the payment by a Grantor of its Parallel Debt to the Collateral Agent in accordance with this paragraph and the immediately preceding paragraph shall be a good discharge of the corresponding Principal Obligations and the payment by that Grantor of its corresponding Principal Obligations in accordance with the Transaction Documents shall be a good discharge of the relevant Parallel Debt. In the event of a good discharge of the Principal Obligations, the Collateral Agent and the Secured Parties shall not be entitled any more to demand payment of the corresponding Parallel Debt and such Parallel Debt shall cease to exist. The amount of the Parallel Debt of the Grantors shall at all times be equal to the amount of their Principal Obligations. This shall apply accordingly in the event of a good discharge of the Parallel Debt to the corresponding Principal Obligations.

-12- US-DOCS\145063127.8 ARTICLE III Security Interests in Personal Property SECTION 3.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, regardless of where located (collectively, the “Article 9 Collateral”): (i) all Accounts, including all Receivables; (ii) all Chattel Paper; (iii) [reserved]; (iv) all Documents; (v) all Equipment; (vi) all General Intangibles, including all Intellectual Property and Licenses; (vii) all Instruments; (viii) all Inventory; (ix) all other Goods; (x) all Investment Property and Deposit Accounts; (xi) all Letter-of-Credit Rights; (xii) all Money; (xiii) all Commercial Tort Claims; (xiv) all books and records pertaining to the Article 9 Collateral; and (xv) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing; provided that in no event shall the Security Interest attach to (A) any Excluded Asset or (B) any asset owned by any Grantor that the Borrower and the Collateral Agent shall have agreed in writing to exclude from being Article 9 Collateral on account of the cost of creating a security interest in such asset hereunder being excessive in view of the benefits to be obtained by the Secured Parties therefrom. It is understood that, to the extent the Security Interest shall not have attached to any such asset as a result of clauses (A) or (B) above, the term “Article 9 Collateral” shall not include any such asset; provided, however, that Article 9

-13- US-DOCS\145063127.8 Collateral shall include any Proceeds, substitutions or replacements of any of the foregoing (unless such Proceeds, substitutions or replacements would constitute property referred to in clauses (A) or (B)). (b) Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant U.S. jurisdiction any financing statements, with respect to the Collateral or any part thereof and amendments thereto that (i) describe the collateral covered thereby in any manner that the Collateral Agent reasonably determines is necessary or advisable to ensure the perfection of the security interest in the Collateral granted under this Agreement, including indicating the Collateral as “all assets” of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the UCC for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request. Subject to Section 3.03(f), the Collateral Agent is further authorized to file the Copyright Security Agreement, Patent Security Agreement and Trademark Security Agreement with the United States Patent and Trademark Office or United States Copyright Office (or any successor office in the United States, but not any office in any other country), as applicable, and any such additional documents pursuant to Section 3.05(b) as may be reasonably necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in Article 9 Collateral consisting of Patents, Trademarks or Copyrights issued, registered or applied-for, granted by each Grantor and naming any Grantor as debtor and the Collateral Agent as Secured Party. (c) The Security Interest and the security interest granted pursuant to Article II are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral. SECTION 3.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent, for the benefit of the Secured Parties, that: (a) each Grantor has good title or valid leasehold interests in the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder free and clear of any Liens, (i) except for Liens expressly permitted pursuant to the Credit Agreement and the Warehouse Liens and (ii) except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or as proposed to be conducted or to utilize such properties for their intended purposes, in each case to the extent the failure to have such good title or valid leasehold interest could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and has full power and authority to grant to the Collateral Agent, for the benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained and except to the extent that failure to obtain or make such consent or approval, as the case may be, individually or in aggregate, could not reasonably be expected to have a Material Adverse Effect; (b) the UCC financing statements or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent on Schedule III hereto for filing in each governmental, municipal or other appropriate office specified on Schedule III hereto, are all the filings, recordings and registrations (other than filings, recordings and registrations, if any, required to be made in the United States Patent and Trademark Office or the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks or Copyrights) that are necessary to establish a legal, valid and perfected

-14- US-DOCS\145063127.8 security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States, and as of the date hereof, no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary, except as provided under applicable law with respect to the filing of continuation statements (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of issued, registered or applied-for Patents, Trademarks and Copyrights filed, acquired or developed by any Grantor after the date hereof); (c) the Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations and (ii) subject to the filings described in paragraph (b) of this Section 3.02 (including payment of applicable fees in connection therewith), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the applicable jurisdiction in the United States pursuant to the UCC; (d) the Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than (i) any statutory or similar Lien that has priority as a matter of law, (ii) Liens permitted pursuant to the Credit Agreement and (iii) the Warehouse Liens; (e) as of the date hereof, Schedule III hereto sets forth (i) the type of organization of each Grantor, (ii) the jurisdiction of organization of each Grantor, (iii) the organizational identification number of each Grantor, (iv) the tax identification number of each Grantor and (v) the location of the chief executive office of each Grantor; (f) no Grantor has filed or consented to (i) the filing of any financing statement or analogous document, in each case with respect to a Lien, under the UCC or any other applicable laws covering any Article 9 Collateral or (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, except, in each case, for Liens expressly permitted pursuant to the Credit Agreement and the Warehouse Liens. SECTION 3.03. Covenants. (a) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to (i) defend title to the Article 9 Collateral (other than Intellectual Property, which is governed by Section 3.05) against all Persons, except with respect to Article 9 Collateral that such Grantor determines in its reasonable business judgment is no longer necessary or beneficial to the conduct of such Grantor’s business (provided that nothing in this Agreement shall prevent any Grantor from discontinuing the operation or maintenance of any of its assets or properties to the extent not prohibited by the Credit Agreement) and (ii) upon the reasonable request of the Collateral Agent, defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien, in each case subject to (x) Liens permitted pursuant to the Credit Agreement and the Warehouse Liens, (y) transfers made in compliance with the Credit Agreement and (z) the rights of such Grantor under Section 11.09 of the Credit Agreement to obtain a release of the Liens created hereunder. (b) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to obtain, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any reasonable and documented or invoiced out-of-pocket fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other

-15- US-DOCS\145063127.8 documents in connection herewith or therewith; provided, however, no Grantor shall have an obligation to file any document or undertake any actions outside the United States or pursuant to any laws other than the laws of the United States. (c) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to the Credit Agreement (or the Warehouse Liens), and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, this Agreement or any other Transaction Document and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent, within 10 days after demand, for any reasonable payment made or expense incurred by the Collateral Agent pursuant to the foregoing authorization in accordance with Section 5.03(a); provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Transaction Documents. (d) In the event that any Grantor at any time or times after the occurrence and during the continuance of any Event of Default shall fail to obtain or maintain any of the policies of insurance required under the Credit Agreement or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent reasonably deems advisable. All sums disbursed by the Collateral Agent in connection with this clause, including reasonable and documented out-of-pocket attorneys’ fees (limited to one outside counsel in each relevant jurisdiction (and, in the case of a conflict of interest, where the Collateral Agent or any Lender affected by such conflict notifies the Borrower of the existence of such conflict and thereafter retains its own counsel, one additional counsel)), court costs, expenses and other charges relating thereto, shall be payable in accordance with Section 14.04 of the Credit Agreement. (e) (d) Notwithstanding anything herein to the contrary, subject to Section 3.03(e), it is understood that the Grantors shall not be required by this Agreement to better assure, preserve, protect or perfect the Security Interest created hereunder by any means other than (i) filings (including financing statements) pursuant to the UCC in the office of the Secretary of State (or similar central filing office) of the relevant states or other jurisdictions, (ii) filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office), in respect of registered or applied-for Patents, Trademarks or Copyrights, (iii) in the case of Collateral that constitutes Pledged Securities, Instruments, certificated securities (in each case not credited to a Securities Account), Tangible Chattel Paper or Negotiable Documents (other than those Instruments or Negotiable Documents held in the ordinary course of business), delivery thereof to the Collateral Agent in accordance with the terms hereof (together with, where applicable, undated stock or note powers or other undated proper instruments of assignment) and (iv) other actions to the extent required by Section 3.03(b) (solely with respect to the second sentence thereof) or Section 3.04 hereunder. The Grantors shall not be required to (i) complete any filings or other action with respect to the better assurance, preservation, protection or perfection of the security interests created hereby in any jurisdiction outside of the United States or enter into any security document governed by the laws of a jurisdiction other than the United States, or to reimburse the Administrative Agent for any costs incurred in connection with the same, or (ii) perfect the security interest in motor vehicles, airplanes and other assets subject to certificates of title other than by filings (including financing statements) pursuant to the UCC in the office of the Secretary of State (or similar central filing office) of the relevant states or other jurisdictions.

-16- US-DOCS\145063127.8 (f) Within 10 days of the date hereof, the Grantors shall provide (in the form set forth in Schedule I hereto) forth a true and complete list, with respect to each Grantor; (i) all the Pledged Equity Interests owned by such Grantor and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by such Grantor and (ii) all the Pledged Debt Securities owned by such Grantor evidencing debt for borrowed money with a value in excess of $1,000,000. (g) Within 45 days of the date hereof, the Grantors shall provide (in the form set forth in Schedule II hereto) a true and complete list of all of the Grantors’ Patents and Trademarks applied for or issued or registered with the United States Patent and Trademark Office, including the name of the registered owner or applicant and the registration, application, or publication number, as applicable, of each such Patent or Trademark and all of the Grantors’ Copyrights applied for or registered with the United States Copyright Office, including the name of the registered owner and the registration number of each such Copyright. SECTION 3.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case, at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral: (a) Instruments. If any Grantor shall at any time hold or acquire any Instruments constituting Collateral (other than Instruments with a face amount of less than $1,000,000 and other than checks to be deposited in the ordinary course of business), such Grantor shall promptly (but in any event within thirty (30) days after receipt thereof by such Grantor or such longer period as the Collateral Agent may agree in its reasonable discretion) endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request. (b) Investment Property. Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any certificated securities (other than certificated securities with a value of less than $1,000,000), such Grantor shall promptly endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request. (c) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim (in respect of which a complaint or counterclaim has been filed by or on behalf of such Grantor) seeking damages in an amount reasonably estimated to exceed $1,000,000, such Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor, including a summary description of such claim. (d) Deposit Accounts. Within sixty (60) days after the Closing Date (or such later date as is agreed to by the Collateral Agent) with respect to a Deposit Account constituting Collateral (other than Excluded Accounts), the applicable Grantor will cause the bank or other financial institution that maintains such Deposit Account to enter into a Deposit Account Control Agreement with the Collateral Agent. (e) Letter of Credit Rights. Each Grantor will, upon the Collateral Agent’s request, on or after the Closing Date, promptly cause each issuer of a letter of credit to such Grantor with a face amount in excess of $1,000,000, individually or in the aggregate, to consent to the assignment of proceeds of such letter of credit in order to give the Collateral Agent control of the letter-of-credit rights to such letter of credit.

-17- US-DOCS\145063127.8 SECTION 3.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees to take commercially reasonable steps to (i) maintain the validity and enforceability of any issued or registered Intellectual Property (or applications therefor) that is material to the conduct of such Grantor’s business and to maintain such registrations and applications of such Intellectual Property in full force and effect and (ii) pursue the registration and, to the extent such Grantor determines in its reasonable business judgment that maintenance of such Intellectual Property is desirable in the conduct of its business, maintenance of each patent, trademark or copyright registration or application included in the Intellectual Property of such Grantor. Each Grantor shall take commercially reasonable steps to defend title to and ownership of any Intellectual Property that is owned by such Grantor and is material to the conduct of its business. (b) Each Grantor shall notify the Collateral Agent as promptly as reasonably practicable if it knows, after due inquiry, that (i) any application or registration relating to any material Intellectual Property is likely to become forfeited, abandoned or dedicated to the public, or of any materially adverse determination or development related to such application or registration (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or the United States Copyright Office or any court or tribunal in any country, but excluding any ordinary course office actions) regarding such Grantor’s ownership of, right to use, interest in, or the validity of, any material Intellectual Property owned by such Grantor or such Grantor’s right to register the same or to own and maintain the same or (ii) any action or proceeding, to the extent such action is not dismissed within thirty (30) days, that seeks to limit or cancel, or challenge the validity of, any material Intellectual Property owned by such Grantor or such Grantor’s ownership interest therein is pending or, to the knowledge of such Grantor, threatened. (c) Each Grantor agrees that, should it (i) obtain an ownership or other interest in any Intellectual Property after the date hereof, (ii) file any application for the registration or issuance of any Intellectual Property with the United States Patent and Trademark Office or the United States Copyright Office, or (iii) file a Statement of Use or an Amendment to Allege Use with respect to any "intent-to-use" Trademark application owned by such Grantor (the items in clauses (i), (ii) and (iii), collectively, the “After- Acquired Intellectual Property”), then the provisions of this Agreement shall automatically apply thereto and any such After-Acquired Intellectual Property shall automatically become Intellectual Property subject to the terms and conditions of this Agreement. For the avoidance of doubt, a security interest shall not be granted in any Intellectual Property that constitutes an Excluded Asset. ARTICLE IV Remedies SECTION 4.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver, on demand, each item of Collateral to the Collateral Agent or any Person designated by the Collateral Agent, and it is agreed that the Collateral Agent shall have all rights and remedies of a secured party under the UCC and other applicable law and in equity, including the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantor to the Collateral Agent, for the benefit of the Secured Parties, or to license, whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then- existing licensing arrangements or other agreement to the extent that waivers cannot be obtained), in connection with exercise of its remedies hereunder, and (b) subject to Section 2.05, with or without legal

-18- US-DOCS\145063127.8 process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and the Pledged Collateral and without liability for trespass to enter any premises where the Article 9 Collateral or the Pledged Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and the Pledged Collateral and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law and the notice requirements described below, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that each Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent shall give the applicable Grantors no less than ten (10) days’ prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral; provided that no such notice shall be required for any sale of Collateral for which no notice is required under Section 9-611(d) of the New York UCC or its equivalent in other jurisdictions. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be

-19- US-DOCS\145063127.8 deemed to conform to the commercial reasonableness standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions. SECTION 4.02. Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws to the extent the Collateral Agent has determined that such a registration is not required by any Applicable Law and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent and the other Secured Parties shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 4.02 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells. SECTION 4.03. Grant of License to Use Intellectual Property. For the exclusive purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent a nonexclusive, non-transferable irrevocable, royalty-free, limited license to use any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor during the existence and continuation of an Event of Default, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however, that nothing in this Section 4.03 shall require such Grantor to grant any license that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of any contract, license, agreement, instrument or other document with respect to such Intellectual Property, or gives any third party any right of acceleration, modification, termination or cancellation in any such document, or otherwise unreasonably prejudices the value of such Intellectual Property; provided further that such licenses to be granted hereunder with respect to Trademarks shall be subject to the Collateral Agent’s maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. For the avoidance of doubt, the use of such license by the Collateral Agent may be exercised solely during the continuation of an Event of Default.

-20- US-DOCS\145063127.8 ARTICLE V Miscellaneous SECTION 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in the Credit Agreement. SECTION 5.02. Waivers; Amendment. (a) No failure or delay by the Collateral Agent or any other Secured Party in exercising any right or power hereunder or under any other Transaction Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent and the Secured Parties hereunder and under the other Transaction Documents are cumulative and are not exclusive of any rights or remedies that the Collateral Agent or the other Secured Parties would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default hereunder, regardless of whether the Collateral Agent or any other Secured Party may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances. (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantors or any Grantor with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with the Credit Agreement; provided that the Collateral Agent may, without the consent of any other Secured Party, consent to a departure by any Grantor from any covenant of such Grantor set forth herein to the extent such departure is consistent with the authority of the Collateral Agent or Administrative Agent set forth in the Credit Agreement. (c) Nothing in this Agreement shall limit any of the obligations of any Grantor under the Guaranty or any right of the Collateral Agent to enforce a judgment or court order in respect of any or all of the assets of the Grantor, to the extent permitted by the Transaction Documents. SECTION 5.03. Collateral Agent’s Fees and Expenses; Indemnification. (a) The Grantors agree to reimburse the Collateral Agent for its reasonable and documented and invoiced out-of- pocket fees and expenses incurred hereunder as provided in Section 14.04 of the Credit Agreement; provided that each reference therein to the “Credit Parties” shall be deemed to be a reference to the “Grantors” and each reference therein to the “Administrative Agent” shall be deemed to be a reference to the “Collateral Agent.” (b) [Reserved]. (c) [Reserved]. (d) The provisions of this Section 5.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Transaction Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Transaction Document, or any investigation made by or on behalf of any Secured Party. All amounts due

-21- US-DOCS\145063127.8 under this Section 5.03 shall be payable not later than twenty (20) Business Days after written demand therefor; provided, however, any indemnitee shall promptly refund an indemnification payment received hereunder to the extent that there is a final judicial determination that such indemnitee was not entitled to indemnification with respect to such payment pursuant to this Section 5.03. Any such amounts payable as provided hereunder shall be additional Secured Obligations. SECTION 5.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party, and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. SECTION 5.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors in this Agreement or any other Transaction Document and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Transaction Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Transaction Documents and the making of any Loans, regardless of any investigation made by or on behalf of any Secured Party and notwithstanding that the Collateral Agent, Administrative Agent, any Lender or any other Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement or any other Transaction Document, and shall continue in full force and effect until the Termination Date has occurred, in each case, in accordance with and subject to the limitations set forth in the Credit Agreement. SECTION 5.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Agreement shall become effective when a counterpart hereof executed on behalf of such Grantor and shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Agreement and the Credit Agreement. SECTION 5.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

-22- US-DOCS\145063127.8 SECTION 5.08. Right of Set-off. If an Event of Default under the Credit Agreement shall have occurred and be continuing, each Lender and its respective Affiliates are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency, but not withholding or payroll accounts, employee benefits accounts, de minimis accounts or other accounts used exclusively for taxes or fiduciary or trust purposes) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Grantor against any of and all the obligations of such Grantor then due and owing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although (i) such obligations may be contingent or unmatured and (ii) such obligations are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such debt. The applicable Lender shall notify the applicable Grantor and the Collateral Agent of such setoff and application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff and application under this Section 5.08. The rights of each Lender and its Affiliates under this Section 5.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender and its Affiliates may have. SECTION 5.09. Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent. (a) This Agreement shall be construed in accordance with and governed by the laws of the State of New York. (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Grantor or its respective properties in the courts of any jurisdiction. (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 5.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 5.01. NOTHING IN ANY THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. (e) EACH GRANTOR HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS THE BORROWER AS ITS AUTHORIZED DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS,

-23- US-DOCS\145063127.8 NOTICES AND DOCUMENTS THAT MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING AND THE BORROWER HEREBY ACCEPTS SUCH DESIGNATION AND APPOINTMENT. SECTION 5.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10. SECTION 5.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement. SECTION 5.12. Security Interest Absolute. To the extent permitted by Law, all rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Transaction Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Transaction Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement other than payment of the Secured Obligations in full. SECTION 5.13. Termination or Release. (a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate automatically upon the occurrence of the Termination Date. (b) In connection with any termination or release pursuant to paragraph (a) of this Section, the Collateral Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release so long as the applicable Loan Party shall have provided the Collateral Agent such certifications or documents as the Collateral Agent shall reasonably request in order to demonstrate compliance with this Section 5.13. Any execution and delivery of documents by the Collateral Agent pursuant to this Section shall be without recourse to or warranty by the Collateral Agent or any other Secured Party. SECTION 5.14. Additional Subsidiaries. The Borrower shall cause each Subsidiary (other than any Excluded Foreign Subsidiary) to become a Grantor hereunder (including, if after the Closing Date, by executing and delivering to the Collateral Agent a supplement to this Agreement or other such documentation in form and substance acceptable to the Collateral Agent, regarding such Person), in each case, to the extent required by (or as elected by the Borrower) pursuant to, and within the time period

-24- US-DOCS\145063127.8 provided in, Section 8.01(g) of the Credit Agreement. Upon execution and delivery of such documents to the Collateral Agent, any such Person shall become a Grantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement. SECTION 5.15. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable (until termination of this Agreement in accordance with Section 5.13) and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, but only upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor: (a) to receive, indorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of accounts receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to the extent the Loans have been accelerated pursuant to the Credit Agreement, to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes, and (i) to make, settle and adjust claims in respect of Article 9 Collateral under policies of insurance, indorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct or that of any of their controlled Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact. SECTION 5.16. Amendment and Restatement. Each of the Grantors party to the Existing Collateral Agreement hereby regrants, confirms, ratifies and reaffirms the security interest granted to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the Existing Collateral Agreement and agrees that such security interest (including, without limitation, any filings made in connection therewith) remains in full force and effect and is hereby ratified, reaffirmed and confirmed. It is acknowledged and agreed by each party hereto that (i) this Agreement hereby amends and restates in all respects the Existing Collateral Agreement, (ii) from and after the date hereof, each reference to the “Security Agreement” or other reference originally applicable to the Existing Collateral Agreement contained in any Transaction Document shall be a reference to this Agreement, as amended, supplemented, restated, amended and restated or otherwise modified from time to time and (iii) it is the intent of the parties

-25- US-DOCS\145063127.8 hereto that this Agreement not constitute a novation of the obligations and liabilities of the parties under the Existing Collateral Agreement nor impair the liens and security interests created thereunder, but that this Agreement amend and restate in their entirety the Existing Collateral Agreement and re-evidence the obligations and liabilities of each Existing Grantor outstanding thereunder and that such obligations and liabilities shall remain in full force and effect and to the fullest extent permitted by applicable law this Agreements shall not adversely affect the liens and security interests created under the Existing Collateral Agreement or the priority thereof. The Grantors are entering into this Agreement in order to induce the Lenders to enter into and extend credit to the Borrower under the Credit Agreement. [Remainder of Page Intentionally Left Blank]

[Signature Page to Pledge and Collateral Agreement] CAN_DMS: \1001218572 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written. BIRD GLOBAL, INC., as Grantor By:/s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer BIRD RIDES, INC., as Grantor By:/s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer BIRD US HOLDCO, LLC, as Grantor By:/s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer BIRD US OPCO, LLC, as Grantor By:/s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer BIRD TREASURY HOLDCO, LLC, as Grantor By:/s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer SCOOT RIDES, INC., as Grantor By:/s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer

[Signature Page to Pledge and Collateral Agreement] CAN_DMS: \1001218572 BIRD RIDES HOLDING (US), LLC, as Grantor By:/s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer BIRD RIDES INTERNATIONAL HOLDING, INC. as Grantor By:/s/ Michael Washinushi Name: Michael Washinushi Title: Interim Chief Executive Officer

[Signature Page to Pledge and Collateral Agreement] CAN_DMS: \1001218572 MIDCAP FINANCIAL TRUST, as Collateral Agent By: Apollo Capital Management, L.P., its investment manager By: Apollo Capital Management, GP, LLC, its general partner By:/s/ Maurice Amsellen Name: Maurice Amsellen Title: Authorized Signatory